UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700
Denver, Colorado 80202
 (Address of principal executive offices, including zip code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2025, Civitas Resources, Inc., a Delaware corporation (the “Company”), the guarantors party thereto (the “Guarantors”), the lenders party thereto, and JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) entered into an Eighth Amendment to Amended and Restated Credit Agreement (the “Eighth Amendment”), which Eighth Amendment amends the terms of that certain Amended and Restated Credit Agreement, dated as of November 1, 2021, among the Company, the Guarantors, each lender from time to time party thereto, and the Administrative Agent (the “Credit Agreement”).

The Eighth Amendment amends the Credit Agreement to, among other things: (i) reduce the Borrowing Base (as defined in the Credit Agreement) from $3.4 billion to $3.3 billion, (ii) reaffirm the elected loan limit under the Credit Agreement at $2.5 billion, and (iii) modify the definition of “Revolving Credit Maturity Date” in the Credit Agreement to remove the springing maturity requirement that would otherwise cause the revolving credit facility under the Credit Agreement to mature on the date that is 180 days prior to the scheduled maturity of the Company’s 5.000% Senior Notes due 2026.

The foregoing description of the Eighth Amendment is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Eighth Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Eighth Amendment to Amended and Restated Credit Agreement, dated May 28, 2025, among Civitas Resources, Inc., the guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as the administrative agent.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS RESOURCES, INC.

Date: May 29, 2025	By:	/s/ Adrian Milton
	Name:	Adrian Milton
	Title:	Senior Vice President, General Counsel and Assistant Corporate Secretary